                                                                      EXHIBIT 12



          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS:


                 That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.



                                        /s/Michael A. Carpenter
                                        Chairman of the Board, President
                                        and Chief Executive Officer
                                        The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS:


                 That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.



                                        /s/Jay S. Benet
                                        Director
                                        The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS:


                 That I, GEORGE C. KOKULIS of Simsbury, Connecticut a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.



                                        /s/George C. Kokulis
                                        Director
                                        The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS:


                 That I, ROBERT I. LIPP of Scarsdale, New York a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.



                                        Robert I. Lipp
                                        Director
                                        The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS:


                 That I, IAN R. STUART of East Hampton, Connecticut a director, Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.



                                        /s/Ian R. Stuart
                                        Director, Vice President
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS:


                 That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.



                                        /s/Katherine M. Sullivan
                                        Director, Senior Vice President
                                        and General Counsel
                                        The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR


                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS:


                 That I, MARC P. WEILL of New York, New York a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form S-6 or other appropriate Form under the securities Act of 1933 for The Travelers Variable Life Insurance Separate Account Four, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF I have hereunto set my hand this 18th day of October, 1996.



                                        /s/Marc P. Weill
                                        Director
                                        The Travelers Insurance Company